Expense Example, No Redemption (Vanguard Structured Large-Cap Equity Fund Institutional)	Vanguard Structured Large-Cap Equity Fund Vanguard Structured Large-Cap Equity Fund - Institutional Shares 10/1/2013 - 9/30/2014 USD ($)	Vanguard Structured Large-Cap Equity Fund Vanguard Structured Large-Cap Equity Fund - Institutional Plus Shares 10/1/2013 - 9/30/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	25	17
3 YEAR	77	55
5 YEAR	135	96
10 YEAR	306	217